                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                              7.35% NOTES DUE 2005
                                       OF
                         CONSOLIDATED FREIGHTWAYS, INC.

    This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's (as defined below) 7.35% Notes due 2005 (the "Old Notes") are not immediately available, (ii) Old Notes, the Letter of Transmittal and all other required documents cannot be delivered to Bank One, Columbus, NA (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                             BANK ONE, COLUMBUS, NA

                    BY MAIL:                                BY OVERNIGHT DELIVERY OR HAND:
- -------------------------------------------------  -------------------------------------------------
             Bank One, Columbus, NA                             Bank One, Columbus, NA
              235 West Schrock Road                              235 West Schrock Road
             Columbus, OH 43271-0184                             Westerville, OH 43081
                       or                                                 or
             Bank One, Columbus, NA                             Bank One, Columbus, NA
   c/o First Chicago Trust Company of New York        c/o First Chicago Trust Company of New York
        Attn: Corporate Trust Department                   Attn: Corporate Trust Department
                 14 Wall Street                                     14 Wall Street
               8th Floor, Window 2                                8th Floor, Window 2
               New York, NY 10005                                 New York, NY 10005

                  TO CONFIRM BY TELEPHONE OR FOR INFORMATION:
                             (614) 248-4856 (Ohio)
                              (212) 240-8862 (NY)
                            FACSIMILE TRANSMISSIONS:
                             (614) 248-7238 (Ohio)
                              (212) 240-8938 (NY)

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THIS  NOTICE  OF  GUARANTEED  DELIVERY  IS  NOT  TO  BE  USED  TO  GUARANTEE
SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

    The undersigned hereby tenders to Consolidated Freightways, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set
forth in the Prospectus dated              , 1995 (as the same may be amended or
supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes."

Aggregate Principal                                       Name(s) of Registered Holder(s):
 Amount Tendered:
Certificate No(s).                                        Address(es):
(if available):                                           Area Code and Telephone Number(s):
If Old Notes will be tendered by book-entry transfer,
 provide the following information:                       Signature(s):
DTC Account Number:
Date:

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depositary Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within five business days after the date of execution of this Notice of Guaranteed Delivery.

    The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

Name of Firm:
                                               (Authorized Signature)
Address:                                       Title:

                                               Name:
                                             (Zip (Please type or print)
Code)
Area Code and
Telephone Number:                              Date:

    NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

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